CALVERT VP S&P MID CAP 400 INDEX PORTFOLIO
(Class I)
Supplement to
Calvert Variable Products Prospectus (Calvert VP Index Portfolios)
dated May 1, 2016
Date of Supplement: August 10, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Change to Performance
Each of the performance charts/tables under “Investments, Risks and Performance – Performance” on page 5, is deleted and replaced by the following:
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/2009	19.74%
Worst Quarter (of periods shown)	12/31/2008	-25.93%

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Calvert VP S&P Mid Cap 400 Index Portfolio - Class I	-2.68%	10.12%	7.59%
S&P Mid Cap 400 Index	-2.18%	10.68%	8.18%
Lipper VA Mid-Cap Core Funds Average	-3.38%	9.76%	7.15%